UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2010

Mercedes-Benz Auto Receivables Trust 2010-1
(Exact name of Issuing Entity as specified in its charter)

DCFS USA LLC
(Exact name of Sponsor as specified in its charter)

Daimler Retail Receivables LLC
(Exact name of Registrant as specified in its charter)

State of Delaware	333-159281-02	37-6442370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 407-4317

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.  Other Events.

On the closing date on or about April 21, 2010, Mercedes-Benz Auto Receivables Trust 2010-1 will issue $280,000,000 of 0.30912% Class A-1 Asset Backed Notes, $220,000,000 of 0.70% Class A-2 Asset Backed Notes, $425,000,000 of 1.42% Class A-3 Asset Backed Notes and $67,820,000 of 2.14% Class A-4 Asset Backed Notes (collectively, the “Notes”).

The Notes are being sold pursuant to (i) the prospectus, dated April 12, 2010 (the “Base Prospectus”), together with the related preliminary prospectus supplement, dated April 12, 2010 (together, the “Preliminary Prospectus”), filed with the Securities Exchange Commission pursuant to Rule 424(b)(3), and (ii) the Base Prospectus, together with the related prospectus supplement, dated April 13, 2010 (together, the “Prospectus”), filed with the Securities Exchange Commission pursuant to Rule 424(b)(5).  Each of the Preliminary Prospectus and the Prospectus relate to registration number 333-159281.

The purpose of this Current Report on Form 8-K is to file the tax matters and legality opinions of Sidley Austin LLP relating to the Notes which are attached as exhibits hereto.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

5.1	Opinion of Sidley Austin LLP regarding legality.

8.1	Opinion of Sidley Austin LLP regarding certain tax matters.

23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER RETAIL RECEIVABLES LLC

By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date: April 30, 2010

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Sidley Austin LLP regarding legality.

8.1	Opinion of Sidley Austin LLP regarding certain tax matters.

23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).